                           DEFINITIVE PROXY MATERIAL

                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitve Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        COMMERCIAL FEDERAL CORPORATION
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                CAI CORPORATION
                  ------------------------------------------
                  (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(1)(2) or
    Item 22(a)(2) of Schedule 14A.
[X] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

TITLE OF EACH
CLASS OF                                        PROPOSED
SECURITIES      AGGREGATE NUMBER                MAXIMUM
TO WHICH        OF SECURITIES TO        PRICE   AGGREGATE       AMOUNT
TRANSACTION     WHICH TRANSACTION       PER     VALUE OF        OF FILING
APPLIES         APPLIES                 SHARE   TRANSACTION     FEE
-------------   -----------------       -----   -----------     ----------




[X] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:
         $500 Fee Paid on September 14, 1995
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(2)     Form, Schedule or Registration Statement No.:
         Schedule 14A
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(3)     Filing Party:
         Same as above
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(4)     Date Filed:
         September 14, 1995
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



                                CAI CORPORATION
                          12770 Colt Road, Suite 902
                              Dallas, Texas 75251
                                 214-991-7720
                               Fax: 214-991-8922




                                                             November 15, 1995

Dear Fellow Stockholder:

   With Commercial Federal Corporation's November 21, 1995 annual meeting now less than one week away, we are writing one last time to urge you to join with us in seeking a sale or merger of CFC at a price which benefits all stockholders.

   We also are very pleased to report that yesterday, Institutional Shareholder Services, Inc. (ISS), a leading independent proxy advisory firm, recommended to its clients that they vote:

   o FOR CAI Corporation's two nominees for election to the CFC Board (Proposal 1 on the BLUE proxy card)

   o FOR        CAI Corporation's Sell or Merge Resolution
                (Proposal 2 on the BLUE proxy card)

   o AGAINST    The CFC Board's Resolution (Proposal 3 on the BLUE
                proxy card)

ISS also recommended that stockholders discard the CFC Board's white proxy card and vote only on CAI's BLUE proxy card.

   Time is short and it is important that your shares be voted. Please vote today on the BLUE proxy card. Do not vote on the CFC Board's white proxy card, even as protest against the CFC Board. By voting on the white proxy card, you may inadvertantly revoke your vote in favor of CAI's nominees.

   Again, we thank you for your continued consideration and support.

                                          On behalf of CAI Corporation,

                                      /s/ ROBIN R. GLACKIN

                                          ROBIN R. GLACKIN
                                          President and Chief Executive
                                          Officer

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If any of your shares are held in the name of a bank, broker or other nominee, please contact the party responsible for your account and direct him or her to vote on the BLUE proxy card.

If you have questions or need assistance in voting your shares, please contact:

           GEORGESON & COMPANY INC. (CALL TOLL-FREE (800) 223-2064)

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